UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 29, 2024
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Doximity, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-40508	27-2485512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 3rd St. Suite 510 San Francisco, CA 94107 (Address of principal executive offices, including zip code)
(650) 549-4330 (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	DOCS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 29, 2024, Doximity, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals outlined in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 18, 2024. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on July 5, 2024 (the “Record Date”), and the holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock (the “Common Stock”) voted as a single class on all matters. Present at the Annual Meeting in person or by proxy were holders of shares of Common Stock entitled to 600,524,841 votes, together representing 82.25% of the votes entitled to be cast, and constituting a quorum for the transaction of business. A brief description of each proposal, as well as the final results with respect to each such proposal, are set forth below.

Proposal One – Election of Directors

The stockholders elected each of the two persons named below as Class III directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

	FOR	WITHHELD	BROKER NON-VOTES
Regina Benjamin, M.D.	543,502,066	31,503,412	25,519,363
Phoebe Yang	553,105,677	21,899,801	25,519,363

Proposal Two – Ratification of the Appointment of Independent Public Registered Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
599,794,832	667,520	62,489	-

Proposal Three – Non-Binding Advisory Vote on the Compensation of Our Named Executive Officers

The stockholders, approved, on a non-binding basis, the compensation paid to the Company’s named executive officers for the fiscal year ending March 31, 2024. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
566,807,706	8,098,290	99,482	25,519,363

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 30, 2024

DOXIMITY, INC.

By:	/s/ Anna Bryson
Anna Bryson Chief Financial Officer